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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2002
Date of Report (Date of earliest event reported)

VIA NET.WORKS, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29391 (Commission File No.)	84-1412512 (IRS Employer Identification No.)

12100 Sunset Hills Road, Suite 110 Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-0300

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

        On August 19, 2002, VIA NET.WORKS, Inc. issued a press release reporting financial results. A copy of the press release is attached as Exhibit 99.

Description.

  (c)
  Exhibit.

99	Press Release, dated August 19, 2002, reporting VIA NET.WORKS' financial results.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIA NET.WORKS, INC.
By:	/s/ MATT S. NYDELL Matt S. Nydell Senior Vice President, General Counsel and Secretary

Date: August 20, 2002

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  Item 9. Regulation FD Disclosure.
SIGNATURES